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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                 September 27, 1999
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
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COLLECTIONS:                                                                             For Month of:
                                                                                         August , 1999
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Principal Collections: Total Pool                                                        $561,294,768.11

Interest Collections
          Regular Pool                                                                     $4,283,534.52
          Concentration Pool                                                                 $564,606.98
              ==============================                                             ===============
              Interest Collections: Total Pool                                             $4,848,141.50

Investment Proceeds
          Regular Pool                                                                       $554,481.66
          Concentration Pool                                                                  $50,470.78
              ==============================                                             ===============
               Total Investment Proceeds:  Total Pool                                        $604,952.44

Series 1996-1: Yield Supplement Deposit Amount                                                     $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                        Calculated as of
              month using recalculated prior month ending balances.)                     July 31, 1999
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Series Allocation Percentages
          Regular Pool
              Series 1994-1                                                                        65.55%
              Series 1996-1                                                                         0.00%
              Series 1996-2                                                                        34.45%
          Concentration Pool
              Series 1995-1                                                                       100.00%

Floating Allocation Percentages
          Regular Pool
              Series 1994-1                                                                        53.57%
              Series 1996-1                                                                         0.00%
              Series 1996-2                                                                        28.15%
          Concentration Pool
              Series 1995-1                                                                         0.00%

Principal Allocation Percentages
          Regular Pool
              Series 1994-1                                                                        53.57%
              Series 1996-1                                                                           na
              Series 1996-2                                                                        28.15%
          Concentration Pool
              Series 1995-1                                                                           na

Excess Transferor Percentage
          Regular Pool                                                                             13.69%
          Concentration Pool                                                                      100.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                            As of last day of:
                                                                                         August , 1999
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Series 1994-1 Initial Principal Amount: Class A                                          $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                           $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                $0.00
Series 1994-1 Principal Distributed to Investors                                                   $0.00
Series 1994-1 Principal Funding Account Balance                                          $111,000,000.00
Series 1994-1 unreimbursed Investor Charge Offs                                                    $0.00
Series 1994-1 Invested Amount                                                            $222,000,000.00
Series 1994-1 outstanding Principal Balance                                              $222,000,000.00

Series 1995-1 Initial Principal Amount                                                             $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                $0.00
Series 1995-1 Principal Distributed to Investors                                                   $0.00
Series 1995-1 Principal Funding Account Balance                                                    $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                    $0.00
Series 1995-1 Invested Amount                                                                      $0.00
Series 1995-1 outstanding Principal Balance                                                        $0.00

Series 1996-1 Initial Funded Amount                                                                $0.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                 $0.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                             $0.00
Series 1996-1 Funded Amount                                                                        $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                $0.00
Series 1996-1 Principal Distributed to Investors                                                   $0.00
Series 1996-1 Principal Funding Account Balance                                                    $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                    $0.00
Series 1996-1 Invested Amount                                                                      $0.00
Series 1996-1 outstanding Principal Balance                                                        $0.00

Series 1996-2 Initial Principal Amount: Class A                                          $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                            $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                $0.00
Series 1996-2 Principal Distributed to Investors                                                   $0.00
Series 1996-2 Principal Funding Account Balance                                           $58,333,333.33
Series 1996-2 unreimbursed Investor Charge Offs                                                    $0.00
Series 1996-2 Invested Amount                                                            $116,666,666.67
Series 1996-2 outstanding Principal Balance                                              $116,666,666.67
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POOL FACTOR FOR THE CERTIFICATES                                                         As of:
                                                                                         August 31, 1999
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Series 1994-1: Class A                                                                              1.00000000
Series 1994-1: Class B                                                                              1.00000000
Series 1996-2: Class A                                                                              1.00000000
Series 1996-2: Class B                                                                              1.00000000
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POOL BALANCE:                                                                            For Month of:
                                                                                         August , 1999
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Pool Balance, beginning of month
          Regular Pool                                                                   $621,605,947.84
          Concentration Pool                                                              $98,571,589.49
              ==============================                                             ===============
              Total Pool                                                                 $720,177,537.33

Pool Balance, end of month
          Regular Pool                                                                   $569,450,762.67
          Concentration Pool                                                             $104,438,319.92
              ==============================                                             ===============
              Total Pool                                                                 $673,889,082.59

Pool Balance, average
          Regular Pool                                                                   $587,993,701.36
          Concentration Pool                                                             $101,901,990.04
              ==============================                                             ===============
              Total Pool                                                                 $689,895,691.40
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REGULAR POOL DISTRIBUTIONS                                                               As of:
                                                                                         September 27, 1999
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Principal Distributions to Investors
              Series 1994-1: Class A                                                               $0.00
              Series 1994-1: Class B                                                               $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2: Class A                                                               $0.00
              Series 1996-2: Class B                                                               $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                       $1,609,468.44
              Series 1994-1: Class B                                                          $83,728.33
              Series 1996-1                                                                        $0.00
              Series 1996-2: Class A                                                         $841,216.41
              Series 1996-2: Class B                                                          $38,560.16

Regular Pool Transferors Interest                                                            $586,549.00

Interest Shortfall
              Series 1994-1: Class A                                                               $0.00
              Series 1994-1: Class B                                                               $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2: Class A                                                               $0.00
              Series 1996-2: Class B                                                               $0.00

Servicing Fee
              Series 1994-1                                                                  $277,500.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                  $145,833.33

Reserve Fund Deposit Amount
              Series 1994-1                                                                        $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                        $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                       As of:
                                                                                         September 27, 1999
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Investor Default Amount
              Series 1994-1                                                                        $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                        $0.00

Carry Over Amount
              Series 1994-1                                                                        $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                        $0.00

Amount Distributed not including Excess Distribution to Transferor                         $3,582,855.66

Unreimbursed Charge-off Amounts                                                                    $0.00

Non-use Fee (Series 1996-1)                                                                        $0.00
Increased Cost Amounts (Series 1996-1)                                                             $0.00

Previously waived servicing fee
              Series 1994-1                                                                        $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                        $0.00

Excess Distributed to Transferor                                                           $1,255,160.52

Total Distributed                                                                          $4,838,016.18

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                $5.07718750
              Series 1994-1 Class B                                                                $5.23302083
              Series 1996-1                                                                        $0.00000000
              Series 1996-2 Class A                                                                $5.02218750
              Series 1996-2 Class B                                                                $5.14135417
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RESERVE FUNDS                                                                            As of:
                                                                                         September 27, 1999
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Series 1994-1
              Balance                                                                      $1,665,000.00
              Deficiency Amount                                                                    $0.00

Series 1995-1
              Balance                                                                              $0.00
              Deficiency Amount                                                                    $0.00

Series 1996-1
              Balance                                                                        $250,000.00
              Deficiency Amount                                                                    $0.00

Series 1996-2
              Balance                                                                        $875,000.00
              Deficiency Amount                                                                    $0.00
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CHARGE OFFS                                                                              As of:
                                                                                         August 31, 1999
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Defaulted Receivables                                                                              $0.00
Investor Default Amount                                                                            $0.00
Deficiency Amount                                                                                  $0.00
Draw Amount                                                                                        $0.00
Investor Charge-Off's                                                                              $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                 As of:
                                                                                         August 31, 1999
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Required Subordinated Amount
              Series 1994-1                                                               $20,721,751.96
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                $7,985,281.32

Available Subordinated Amount
              Series 1994-1                                                               $20,721,751.96
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                $7,985,281.32
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EXCESS RECEIVABLES                                                                       As of:
              To be used in the following month's computations.                          August 31, 1999
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                              $104,823,936.45
              Finance Hold Receivables                                                     $1,783,161.49
              Auction Advantage Program                                                            $0.00
              Delayed Payment Program                                                        $231,707.64
              Payment Agreements                                                              $77,757.46

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                              $235,861,178.91
              Finance Hold Receivables                                                             $0.00
              Auction Advantage Program                                                   $33,694,454.13
              Delayed Payment Program                                                     $13,477,781.65
              Payment Agreements                                                             $500,000.00

Total unallocated Excess Receivables                                                       $1,783,161.49

Allocated Excess Receivables
              Series 1994-1                                                                $1,178,124.84
              Series 1995-1                                                                        $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                  $605,036.65
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DELINQUENCIES                                                                            As of:
                                                                                         August 31, 1999
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30 Day Delinquencies in excess of $1,000                                                          $ 0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                          As of:
                                                                                         August 31, 1999
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Series 1994-1
              Outstanding Principal Balance                                              $222,000,000.00
              Regular Pool Balance                                                       $569,450,762.67
              Subordination Percentage                                                              5.50%
              Non Transferor's Percentage                                                          98.00%
              Series Allocation Percentage                                                         65.55118110%
              Excess Funding Amount                                                                $0.00

Series 1995-1
              Outstanding Principal Balance                                                        $0.00
              Concentration Pool Balance                                                 $104,438,319.92
              Subordination Percentage                                                              9.25%
              Non Transferor's Percentage                                                          98.00%
              Series Allocation Percentage                                                        100.000000%
              Excess Funding Amount                                                                $0.00

Series 1996-1
              outstanding Principal Balance                                                        $0.00
              Regular Pool Balance                                                       $569,450,762.67
              Subordination Percentage                                                             10.00%
              Non Transferor's Percentage                                                          98.00%
              Series Allocation Percentage                                                          0.00000000%
              Excess Funding Amount                                                                $0.00

Series 1996-2
              outstanding Principal Balance                                              $116,666,666.67
              Regular Pool Balance                                                       $569,450,762.67
              Subordination Percentage                                                              4.00%
              Non Transferor's Percentage                                                          98.00%
              Series Allocation Percentage                                                         34.44881890%
              Excess Funding Amount                                                                $0.00
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ASSET COMPOSITION EVENTS:                                                                For Month of:
                                                                                         August 25, 1999
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Total Pool: 2 month test (actual lowest mth less than test)                                         0.00%
              Test Value                                                                           50.00%
              Event                                                                                 none

Total Pool: 12 month test                                                                           0.00%
              Test Value                                                                           25.00%
              Event                                                                                 none

Series 1995-1: 2 month test                                                                          n/a
              Test Value                                                                             n/a
              Event                                                                                  n/a

Series 1995-1: 12 month test                                                                         n/a
              Test Value                                                                             n/a
              Event                                                                                  n/a
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SERIES 1995-1 SUBORDINATION:                                                             For Month of:
                                                                                         August , 1999
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                    0.00
              Class IV Receivables                                                                  0.00
              Unreviewed Receivables                                                                0.00
              Rejected Receivables                                                                  0.00

ISA Percentage
               Excess Receivables                                                                 100%
               Class IV Receivables                                                                25%
               Unreviewed Receivables                                                              25%
               Rejected Receivables                                                               100%

Incremental Subordinated Amount: Total                                                              0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                      0.00
              + Incremental Subordinated Amount                                                     0.00
                                                                                                    0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                           0.00
               - Required Draw Amount (previous DD)                                                 0.00
               - Reserve Fund w/d (on previous DD)                                                  0.00
               + portion of Excess Interest to Transferor (previous DD)                       554,023.38
               - Incremental Subordination Amount (previous DD)                                     0.00
               + Incremental Subordination Amount (current DD)                                      0.00
               - Subord % of change in EFA (since previous DD)                                      0.00
              Ending ASA:                                                                           0.00

(4) Reserve Fund Balance                                                                            0.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                 For Month of:
                                                                                         August , 1999
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(1) Available Subordinated Amount (ASA)                                                              n/a
               Required Subordinated Amount (RSA)                                                    n/a
               Test Event: ASA less than  RSA                                                        n/a

(2) Servicer Default                                                                                None

(3) Principal not Repaid by Expected Final Pmt Date                                                 None
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SERIES 1995-1 MEGADEALERSHIPS                                                            For Month of:
                                                                                         August , 1999
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Dealership Groups in excess of 30% of Receivables:                                                 $0.00
Test Value                                                                                 31,331,495.98
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CONCENTRATION POOL DISTRIBUTIONS                                                         As of
                                                                                         September 27, 1999
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Excess Transferor's Percentage x Interest Collections                                         564,606.98
Monthly Interest to Investors                                                                       0.00
Interest Shortfall                                                                                  0.00
Monthly Servicing Fee (1%)                                                                          0.00
Reserve Fund Deposit Amount                                                                         0.00
Investor Default Amount                                                                             0.00
Carry-Over Amount                                                                                   0.00
Amount Distributed                                                                                  0.00
Unreimbursed  Charge-off Amounts                                                                    0.00
Previously waived Servicing Fee                                                                     0.00
Excess Interest Distributed to Transferor                                                      50,470.78
              Total Distributed                                                               615,077.76

Total Distributed to WOFCO                                                                    615,077.76

Charge-offs:
              Defaulted Receivables                                                                 0.00
              Investor Default Amount                                                               0.00
              Deficiency Amount                                                                     0.00
              Draw Amount                                                                           0.00
              Investor Charge-Offs                                                                  0.00
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